SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

BLOCK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio	333-966	34-4374555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 North Superior Street Toledo, Ohio	43660

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 724-6257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 7.01 Regulation FD Disclosure.

     The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

     On November 9, 2004, the Company issued a press release announcing its financial results for the second quarter ended September 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Block Communications, Inc. Press Release dated November 9, 2004, announcing financial results for the quarter ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOCK COMMUNICATIONS, INC. (Registrant)
By:	/s/ Gary J. Blair
Gary J. Blair
Executive Vice President / Chief Financial Officer

Date: November 9, 2004